Accrued Interest Date:                                 Collection Period Ending:
27-Jun-05                                                              30-Jun-05
Distribution Date:          BMW Vehicle Owner Trust 2003-A              Period #
25-Jul-05                   ------------------------------                    27


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Balances
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
                                                                             Initial        Period End
   Receivables                                                        $1,643,640,298      $431,367,832
   Reserve Account                                                       $12,327,302        $8,218,201
   Yield Supplement Overcollateralization                                 $9,034,825        $2,490,716
   Class A-1 Notes                                                      $380,000,000                $0
   Class A-2 Notes                                                      $455,000,000                $0
   Class A-3 Notes                                                      $470,000,000       $99,271,643
   Class A-4 Notes                                                      $296,913,000      $296,913,000
   Class B Notes                                                         $32,692,000       $32,692,000

Current Collection Period
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   Beginning Receivables Outstanding                                    $460,115,511
   Calculation of Total Distribution Amount
      Regular Principal Distributable Amount
          Receipts of Scheduled Principal                                $16,400,472
          Receipts of Pre-Paid Principal                                 $11,806,318
          Liquidation Proceeds                                              $299,989
          Principal Balance Allocable to Gross Charge-offs                  $240,900
      Total Receipts of Principal                                        $28,747,678

      Interest Distribution Amount
          Receipts of Interest                                            $1,833,269
          Servicer Advances                                                       $0
          Reimbursement of Previous Servicer Advances                       ($21,823)
          Accrued Interest on Purchased Receivables                               $0
          Recoveries                                                         $49,320
          Net Investment Earnings                                            $17,870
      Total Receipts of Interest                                          $1,878,636

      Release from Reserve Account                                                $0

   Total Distribution Amount                                             $30,385,415

   Ending Receivables Outstanding                                       $431,367,832

Servicer Advance Amounts
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   Beginning Period Unreimbursed Previous Servicer Advance                  $204,109
   Current Period Servicer Advance                                                $0
   Current Reimbursement of Previous Servicer Advance                       ($21,823)
   Ending Period Unreimbursed Previous Servicer Advances                    $182,286

Collection Account
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   Deposits to Collection Account                                        $30,385,415
   Withdrawals from Collection Account
      Servicing Fees                                                        $383,430
      Class A Noteholder Interest Distribution                              $832,680
      First Priority Principal Distribution                                       $0
      Class B Noteholder Interest Distribution                               $79,823
      Regular Principal Distribution                                     $28,577,137
      Reserve Account Deposit                                                     $0
      Unpaid Trustee Fees                                                         $0
      Excess Funds Released to Depositor                                    $512,345
   Total Distributions from Collection Account                           $30,385,415

Excess Funds Released to the Depositor
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      Release from Reserve Account                                                $0
      Release from Collection Account                                       $512,345
   Total Excess Funds Released to the Depositor                             $512,345

Note Distribution Account
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   Amount Deposited from the Collection Account                          $29,489,640
   Amount Deposited from the Reserve Account                                      $0
   Amount Paid to Noteholders                                            $29,489,640

Distributions
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   Monthly Principal Distributable Amount                            Current Payment    Ending Balance Per $1,000        Factor
   Class A-1 Notes                                                                $0                $0      $0.00         0.00%
   Class A-2 Notes                                                                $0                $0      $0.00         0.00%
   Class A-3 Notes                                                       $28,577,137       $99,271,643     $60.80        21.12%
   Class A-4 Notes                                                                $0      $296,913,000      $0.00       100.00%
   Class B Notes                                                                  $0       $32,692,000      $0.00       100.00%

   Interest Distributable Amount                                     Current Payment        Per $1,000
   Class A-1 Notes                                                                $0             $0.00
   Class A-2 Notes                                                                $0             $0.00
   Class A-3 Notes                                                          $206,689             $0.44
   Class A-4 Notes                                                          $625,992             $2.11
   Class B Notes                                                             $79,823             $2.44



Carryover Shortfalls
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                                                               Prior Period Carryover  Current Payment Per $1,000
   Class A-1 Interest Carryover Shortfall                                         $0                $0         $0
   Class A-2 Interest Carryover Shortfall                                         $0                $0         $0
   Class A-3 Interest Carryover Shortfall                                         $0                $0         $0
   Class A-4 Interest Carryover Shortfall                                         $0                $0         $0
   Class B Interest Carryover Shortfall                                           $0                $0         $0


Receivables Data
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                                                                    Beginning Period     Ending Period
   Number of Contracts                                                        34,530            33,354
   Weighted Average Remaining Term                                             28.17             27.25
   Weighted Average Annual Percentage Rate                                     5.16%             5.16%

   Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
      Current                                                           $382,719,073            88.72%
      1-29 days                                                          $39,774,466             9.22%
      30-59 days                                                          $6,530,852             1.51%
      60-89 days                                                            $941,303             0.22%
      90-119 days                                                           $475,112             0.11%
      120+ days                                                             $927,026             0.21%
      Total                                                             $431,367,832           100.00%
      Delinquent Receivables +30 days past due                            $8,874,293             2.06%


   Write-offs
      Gross Principal Write-Offs for Current Period                         $240,900
      Recoveries for Current Period                                          $49,320
      Net Write-Offs for Current Period                                     $191,580

      Cumulative Realized Losses                                          $6,950,756


   Repossessions                                                       Dollar Amount             Units
      Beginning Period Repossessed Receivables Balance                      $959,259                55
      Ending Period Repossessed Receivables Balance                         $982,031                58
      Principal Balance of 90+ Day Repossessed Vehicles                     $128,249                 8


Yield Supplement Overcollateralization
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   Beginning Period Required Amount                                       $2,661,258
   Beginning Period Amount                                                $2,661,258
   Ending Period Required Amount                                          $2,490,716
   Current Period Release                                                   $170,542
   Ending Period Amount                                                   $2,490,716
   Next Distribution Date Required Amount                                 $2,325,777

Reserve Account
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   Beginning Period Required Amount                                       $8,218,201
   Beginning Period Amount                                                $8,218,201
   Net Investment Earnings                                                   $17,870
   Current Period Deposit                                                         $0
   Current Period Release to Collection Account                                   $0
   Current Period Release to Depositor                                            $0
   Ending Period Required Amount                                          $8,218,201
   Ending Period Amount                                                   $8,218,201

